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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors
Roper Industries, Inc.:

As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-71094, 33-77770, 33-78026, 333-36897, 333-73139, 333-35672, 333-35666 and 333-35648.

                                                             Arthur Andersen LLP

Atlanta, Georgia
January 18, 2002